GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Multi-Sector Bond VIP Fund (the “Fund”)

Supplement dated February 28, 2025

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2024, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust held on February 27, 2025, the Board considered and approved the appointment of Janus Henderson Investors US LLC (“Janus”) as the subadviser to the Fund, as well as related changes to the Fund’s principal investment strategies, principal risks, and portfolio managers, effective March 3, 2025. Janus will assume investment advisory responsibility with respect to the Fund’s portfolio effective March 3, 2025. As part of the transition to Janus and the revised investment strategies outlined below, the Fund is expected to refrain from engaging in certain buy and sell transactions as well as experience an increase in the overall number of buy and sell transactions. This is expected to increase the Fund’s portfolio turnover rate on a temporary basis. These transactions may be made at a time that is disadvantageous and may impact the Fund’s performance.

Effective March 3, 2025, the following changes will be made to the Prospectus, Summary Prospectus, and SAI, as applicable, with respect to the Fund:

1.	The “Principal Investment Strategies” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. The Fund’s fixed income investments include: U.S. and foreign corporate debt securities; U.S. government securities and securities of foreign governments (which may include securities issued, guaranteed or otherwise backed by the government or its agencies, instrumentalities or other sponsored enterprises such as agency mortgage-backed securities) and supranational entities; U.S. and foreign below investment grade bonds; mortgage- and other asset-backed securities, including collateralized mortgage obligations and collateralized loan obligations (“CLOs”); inflation-linked investments (e.g., Treasury Inflation-Protected Securities or “TIPS”); and cash-equivalent instruments. These investments may also include “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds as well as loans of any maturity and credit quality. The Fund may also invest in credit risk transfer securities (“CRTs”) and in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities. The Fund may also invest in equity-related instruments including convertible and preferred securities and warrants.

The Fund’s foreign investments may include debt securities issued by emerging markets countries and companies whose principal business activities are located in emerging market countries. The Fund may, from time to time, invest a substantial portion of its assets in issuers in any country or group of countries. In addition, a substantial portion of the Fund’s assets may be invested in agency residential and commercial mortgage- and other asset-backed securities. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds (“ETFs”), which may include ETFs affiliated with Janus Henderson Investors US LLC (the “Subadviser”).

Under certain market conditions, the Fund may use derivative instruments including futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

Under normal market conditions, the Fund may invest up to 65% of its net assets in below investment grade securities or unrated securities considered by the Subadviser to be of comparable quality (commonly referred to as “high yield” or “junk” bonds). The limit may be exceeded on a temporary basis under unusual circumstances, such as when new issue allocations are higher than expected. An investment is considered below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. or BB+ by Standard & Poor’s Ratings Group or Fitch Ratings Inc., or lower or, if unrated, is considered by the Subadviser to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rates it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Subadviser allocates the Fund’s investments based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation. The Subadviser selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Subadviser typically may sell investments when it believes that they no longer offer attractive potential future returns com- pared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

2.	The disclosure under the heading “Active Management Risk” in the “Principal Investment Risks” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

3.	The disclosure under the “Principal Investment Risks” section of the Prospectus and Summary Prospectus is revised to include the following additional risks:

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. TBA transactions may significantly increase the fund's portfolio turnover rate.

Credit Risk Transfer Securities Risk. CRTs are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors.

Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.

4.	The “Performance” section of the Prospectus and Summary Prospectus is revised to add the following:

“The Fund engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund’s prior manager and principal investment strategies.”

5.	The “Management” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Janus Henderson Investors US LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
John Kerschner, CFA	Head of US Securitized Products	March 3, 2025

John Lloyd	Lead, Multi-Sector Credit Strategies	March 3, 2025

6.	The following disclosure is revised under the “Subadvisers” section of the Prospectus:

Janus Henderson Investors US LLC

Guardian Mid Cap Traditional Growth VIP Fund and Guardian Multi-Sector Bond VIP Fund

7.	The “Portfolio Managers—Guardian Multi-Sector Bond VIP Fund” section of the Prospectus has been revised to add the following:

Guardian Multi-Sector Bond VIP Fund

John Kerschner, CFA

Head of US Securitized Products of Janus

John Lloyd is Lead, Multi Sector Credit Strategies at Janus, a role he has held since 2022. Additionally, he is a portfolio manager and is responsible for creating the strategic framework, leading investment strategy, launching new products and bringing together ideas globally across the multi sector credit franchise. Mr. Lloyd was head of global credit research from 2009 sharing this role since the firm’s merger and joined Janus as a research analyst in 2005 Prior to that, he worked as a private equity associate at H.I.G Capital in Miami and at Willis Stein Partners in Chicago. Earlier in his career, he was an investment banking analyst for Deutsche Bank. Mr. Lloyd received his B.A. degree in economics from the University of Michigan and his MBA from Dartmouth College, Tuck School of Business He has 27 years of financial industry experience.

John Lloyd

Lead, Multi-Sector Credit Strategies of Janus

John Kerschner is Head of US Securitised Products and a portfolio manager at Janus. He is a member of the Securitised Credit and Core Plus Teams and leads the teams in finding innovative ways to utilize structured products in JHI portfolios. Prior to joining Janus in 2010, Mr. Kerschner was director of portfolio management at BBW Capital Advisors. Before that, he worked for Woodbourne Investment Management, where he was global head of credit investing. Mr. Kerschner began his career at Smith Breeden Associates as an assistant portfolio manager and was promoted several times over 12 years, becoming a principal, senior portfolio manager and director of the ABS-CDO group. Mr. Kerschner received his B.A. degree in biology from Yale University, graduating cum laude. He earned his MBA from Duke University, Fuqua School of Business, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst® designation and has 35 years of financial industry experience.

8.	The following disclosure is added to the SAI under the heading “Subadvisory Fee Schedules”:

Subadviser	Fund	Annual Subadvisory Fee
Janus	Guardian Multi-Sector Bond VIP Fund	0.24%

9.	The following disclosure is added in the SAI under the heading “Other Accounts Managed”:

Subadviser/Portfolio Managers	Types of Accounts	Number of Other Accounts Managed*	Total Assets of Other Accounts Managed (millions)*	Number of Other Accounts Managed Paying Performance Fees*	Total Assets of Other Accounts Managed Paying Performance Fees (millions)*
Janus	Registered Investment Companies	4	$8,399.68	0	$0
John Lloyd	Other Pooled Investment Vehicles	7	$1,996.16	0	$0
	Other Accounts	33	2,967.93	0	$0

Janus	Registered Investment Companies	6	$28,360.33	0	$0
John Kerschner, CFA	Other Pooled Investment Vehicles	2	$467.33	0	$0
	Other Accounts	2	$192.81	0	$0

*All data is as of December 31, 2024.

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